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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------

                                  ------------

                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                                                95-4405754
         --------                                                ----------
(State or Other Jurisdiction                                   (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                    000-26068
                                    ---------
                                   (Commission
                                  File Number)


                            500 NEWPORT CENTER DRIVE,
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of Principal Executive Offices) (Zip Code)


                                 (949) 480-8300
               Registrant's telephone number, including area code


          (Former Name or Former Address, if Changed since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 24, 2005, Acacia Research Corporation issued a press release announcing its financial results for the three months and year ended December 31, 2004. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1  Press Release dated February 24, 2005 of the Registrant.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ACACIA RESEARCH CORPORATION

Date: February 24, 2005
                                 By: /s/ Paul R. Ryan
                                     -------------------------------------------
                                     Name: Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer



                                       -2-


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                                  Exhibit Index




Exhibit Number         Description
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99.1                   Press Release dated February 24, 2005, of the Registrant.